Business Acquisitions	12 Months Ended
Dec. 31, 2011
Business Acquisitions [Abstract]
Business Acquisitions

3. Business Acquisitions

Koppers Netherlands – On March 1, 2010, the Company acquired 100 percent of the outstanding shares of privately-owned Cindu Chemicals B.V. (“Cindu”), a Dutch company which operates a 140,000 metric ton coal tar distillation plant in Uithoorn, Netherlands. Concurrent with the acquisition, the Company entered into a long-term tar supply agreement with Tata Steel, who supplies the majority of the Uithoorn plant’s raw material requirements. The acquisition strengthens the Company’s presence in Europe and increases the Company’s ability to service its export markets. Cindu was subsequently renamed Koppers Netherlands B.V. (“Koppers Netherlands”).

The acquired company contributed revenues of $48.4 million and operating profit of $0.8 million for the year ended December 31, 2010. Depreciation and amortization associated with Koppers Netherlands totaled $1.2 million for the year ended December 31, 2010.

The acquisition was funded with cash on hand and the acquisition price was $21.6 million. The identifiable assets acquired and liabilities assumed upon the acquisition of Koppers Netherlands are shown in the table below.

March 1, 2010
(Dollars in millions)
Cash and cash equivalents	$2.1
Accounts receivable	6.5
Inventory	7.1
Other current assets	2.8
Property, plant and equipment	8.7
Intangibles	4.4
Goodwill	6.1

Total assets acquired	37.7
Accounts payable	9.8
Accrued liabilities	3.0
Long-term debt	0.6
Deferred tax liability	2.2
Long-term liabilities	0.5

Net assets acquired	$21.6

All assets acquired and liabilities assumed were recorded at estimated fair value. Goodwill of $6.1 million was allocated to the Carbon Materials & Chemicals segment and is not deductible for income tax purposes under Dutch law. Net assets acquired included intangible assets with respect to a coal tar supply agreement of $2.9 million and customer relationships of $0.7 million which will be amortized over a period of ten years and a favorable lease agreement of $0.8 million which will be amortized over a period of three years. The intangible assets other than goodwill are classified in other assets in the consolidated balance sheet. Acquisition expenses were $1.8 million and $1.7 million for the years ended December 31, 2010 and 2009, respectively, and are charged to selling, general and administrative expenses.

Portec – On December 22, 2010, the Company acquired the rail joint bar business of Portec Rail Products, Inc. located in Huntington, West Virginia. The purchase price was cash of $10.7 million. The allocation of purchase price to acquired assets consisted of inventory totaling $7.1 million, plant and equipment totaling $2.7 million, intangible assets consisting primarily of customer relationships totaling $0.6 million and tax deductible goodwill of $0.3 million. The goodwill is allocated to the Railroad & Utility Products segment.

Other acquisitions – On October 31, 2010, the Company acquired the midwestern United States refined tar business of Stella Jones Inc. for cash of $6.1 million. The allocation of purchase price to acquired assets consisted of inventory totaling $1.6 million, intangible assets consisting primarily of customer relationships totaling $1.7 million and tax deductible goodwill of $2.8 million. The goodwill is allocated to the Carbon Materials & Chemicals segment.

Pro-forma information – The consolidated pro forma results of operations if the acquisitions had been completed as of the beginning of the year in 2010 would have been pro forma revenue of $1,280.4 million and operating profit of $100.1 million for the year ended December 31, 2010. The consolidated pro forma results of operations if the acquisitions had been completed as of the beginning of the year in 2009 would have been revenues of $1,191.9 million and operating profit of $91.0 million for the year ended December 31, 2009.